                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2001

                                Nortek, Inc.
              (Exact name of registrant as specified in charter)

Delaware                      1-6112                      05-0314991
(State or other jurisdiction (Commission File Number) (I.R.S. Employer
   of incorporation)                                   Identification No.)

50 Kennedy Plaza, Providence, Rhode Island               02903-2360
(Address of principal executive offices)                 (Zip Code)

   Registrant's telephone number, including area code: (401) 751-1600

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Item 5. Other Events

Nortek, Inc. is filing herewith a press release issued January 29, 2001 by the
Company as Exhibit 99.1 which is incorporated herein by reference. Such press release relates to Nortek, Inc.'s planned offering of senior subordinated notes due 2011.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release issued by Nortek, Inc. on January 29, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.

By: /s/Almon C. Hall
Name: Almon C. Hall
Title: Vice President and Controller and Chief
Accounting Officer

Date: January 29, 2001

EXHIBIT INDEX

Exhibit No. Description of Exhibits Page

99.1 Press release issued by Nortek, Inc. on January 29, 2001.